EXECUTION VERSION 600918292_3 AMENDMENT NO. 2 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 2 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 2, 2026 (this “Amendment”), is among GRAPHIC PACKAGING INTERNATIONAL, LLC, a Delaware limited liability company (the “Company”), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the “Borrowers” and, each a “Borrower”), GRAPHIC PACKAGING INTERNATIONAL PARTNERS, LLC, a Delaware limited liability company (“Intermediate Holding”), the Subsidiaries of the Company party hereto (the “Subsidiary Guarantors” and together with the Borrowers and Intermediate Holding, the “Loan Parties” and, each a “Loan Party”), the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and acknowledged and agreed to by GRAPHIC PACKAGING HOLDING COMPANY, a Delaware corporation (“Holding”). Recitals: A. The Borrowers, the several banks and other financial institutions party thereto (the “Lenders” and, each a “Lender”) and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of June 3, 2024 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. B. The Company has requested, and the Administrative Agent and each Lender party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth herein. In furtherance of the foregoing, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein the parties agree as follows: Section 1. Amendments to Existing Credit Agreement. Effective upon the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein, the body of the Existing Credit Agreement (excluding any exhibits or schedules thereto) is hereby amended as set forth in Annex A attached hereto, such that all of the newly inserted bold, double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) shall be deemed to be inserted in the text of the Existing Credit Agreement, and all of the deleted stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) shall be deemed to be deleted from the text of the Existing Credit Agreement. The amendments to the Existing Credit Agreement are limited to the extent specifically described herein and no other terms, covenants or provisions of the Existing Credit Agreement are intended to be affected hereby. This Amendment is not a novation of the Existing Credit Agreement, or of any credit facility, guaranty, pledge, security interest or lien provided thereunder or in respect thereof. Section 2. Conditions Precedent to the Amendment Effective Date. This Amendment, shall become effective on the first Business Day on which the following conditions are satisfied or waived (such date, the “Amendment Effective Date”): (a) Documents. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, each other Loan Party, the Administrative Agent and the Required Lenders;

2 600918292_3 (b) Consent Fee. The Borrowers shall have paid to the Administrative Agent (or its applicable Affiliate), for the account of each Lender party to this Amendment (each, a “Consenting Lender”), a consent fee equal to 0.10% of the aggregate principal amount of such Consenting Lender’s unused Commitments and outstanding Loans as of the Amendment Effective Date, to the extent such Consenting Lender shall have provided its consent to this Amendment on or prior to 12:00 pm EST on October 30, 2026. Such consent fee shall be earned, due and payable in full upon the Amendment Effective Date; and (c) Fees and Expenses. All other applicable fees and expenses, to the extent payable on the Amendment Effective Date, shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses). Without limiting the generality of the provisions of the last paragraph of subsection 10.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto. Section 3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the Amendment Effective Date, as follows: (a) Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document is (except to the extent that it relates to a particular date, in which case it shall be true and correct as of such particular date) true and correct in all material respects (or in all respects if otherwise already qualified by materiality or Material Adverse Effect) on and as of the date hereof as if made on and as of the date hereof, provided that for purposes hereof, the representations and warranties contained in subsection 5.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections 7.1(a) and (b) of the Credit Agreement, respectively. (b) No Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this Amendment and the amendments contemplated hereby. (c) This Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Section 4. Miscellaneous. (a) Ratification and Confirmation of Loan Documents. Each of the Loan Parties hereby consents, acknowledges and agrees to the amendments and releases set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guarantee and Collateral Agreement and, with respect to each Borrower and each Guarantor, the continuation and extension of the liens granted under the Security Documents), in each case after giving effect to the amendments contemplated hereby. (b) Fees and Expenses. The Company shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation,

3 600918292_3 execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, in each case, as set forth in subsection 11.5(a) of the Credit Agreement. (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect. (d) Governing Law; Jurisdiction; Waiver of Jury Trial; Etc; Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of subsections 11.12, 11.15 and 11.17 of the Credit Agreement. (e) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the Loan Parties agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. (f) Entire Agreement. This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with subsection 11.1 of the Credit Agreement. This Amendment is a Loan Document. (g) Enforceability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to subsection 11.6 of the Credit Agreement).

4 600918292_3 [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page MIZUHO BANK, LTD., as a Lender By: Name: Donna DeMagistris Title: Managing Director

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page PNC BANK, NATIONAL ASSOCIATION, as a Lender By: Name: Amy Tallia Title: SVP

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Lender AJL 'I'tle: Managing Director By Alf.IP Name: Drew Prather Title: Vice President Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, as a Lender By: Name: Jun Ashley Title: Director

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page TD BANK, N.A., as a Lender By: Name: Daniel Zanatta Title: Senior Vice President

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page The Toronto-Dominion Bank, New York Branch, as a Lender By: Name: David Perlman Title: Authorized Signatory

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page BNP PARIBAS, as a Lender By: Name: Michael Lefkowitz Title: Director By: Name: Matthew Beauvais Title: Vice President

Graphic Packaging International, LLC Fifth Amended and Restated Credit Agreement Signature Page JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer By: Name: James Shender Title: Managing Director

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page REGIONS BANK, as a Lender By: Name: Christopher J. Brearey Title: Managing Director – Credit Products

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page HORIZON FARM CREDIT, FLCA (formerly known as MidAtlantic Farm Credit, FLCA; Successor by merger to AgChoice Farm Credit, FLCA), as a Voting Participant By: Name: John McCarty Title: Capital Markets

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page AGFIRST FARM CREDIT BANK, as a Voting Participant By: Name: J Michael Mancini, Jr. Title: SVP, Capital Markets

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page AMERICAN AGCREDIT, FLCA, as a Voting Participant By: Name: Daniel K. Hansen Title: Managing Director

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page COMPEER FINANCIAL, FLCA, as a Voting Participant By: Name: Title: Betty Janelle Director, Capital Markets

Graphic Packaging International, LLC Amendment No. 2 to Fifth Amended and Restated Credit Agreement Signature Page GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant By: Name: Shane Prichard Title: Vice President

600918292_3 Annex A Amendments to Existing Credit Agreement See attached.

Annex A to Amendment No. 2 to Fifth Amended and Restated Credit Agreement Published Deal CUSIP Number: 38869KAM7 Published Revolving Credit Facility CUSIP Number: 38869KAN5 Published Term A-1 Facility CUSIP Number: 38869KAS4 Published Euro Term Facility CUSIP Number: 38869KAP0 Published Revolving Euro Tranche Facility CUSIP Number: 38869KAQ8 Published Revolving Yen Tranche Facility CUSIP Number: 38869KAR6 FIFTH AMENDED AND RESTATED CREDIT AGREEMENT among GRAPHIC PACKAGING INTERNATIONAL, LLC and CERTAIN SUBSIDIARIES, as Borrowers THE SEVERAL LENDERS FROM TIME TO TIME PARTIES HERETO BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender, Swing Line Euro Tranche Lender and Alternative Currency Funding Fronting Lender COBANK, ACB, BNP PARIBAS, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, REGIONS BANK, SUMITOMO MITSUI BANKING CORPORATION, TD SECURITIES USA, LLC, TRUIST BANK, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents CAPITAL ONE, NATIONAL ASSOCIATION, CITIZENS BANK, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., U.S. BANK NATIONAL ASSOCIATION, and GOLDMAN SACHS BANK USA, as Co-Documentation Agents Dated as of June 3, 2024 (as amended by Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of February 26, 2026 and Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated as of November 2, 2026) BANK OF AMERICA, N.A., COBANK, ACB, BNP PARIBAS SECURITIES CORP., COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, FIFTH THIRD BANK, NATIONAL ASSOCIATION, MIZUHO BANK, LTD., PNC BANK, NATIONAL ASSOCIATION, REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK, SUMITOMO MITSUI BANKING CORPORATION, TD SECURITIES USA, LLC, TRUIST SECURITIES, INC., and WELLS FARGO SECURITIES, LLC, as Joint Lead Arrangers and Joint Bookrunners 600231444_5600922900_2

TABLE OF CONTENTS Page SECTION 1. DEFINITIONS 1 1.1 Defined Terms 1 1.2 Other Definitional Provisions 61 1.3 Exchange Rates; Currency Equivalents 6263 1.4 Additional Alternative Currencies 6263 1.5 Change of Currency 64 1.6 Letter of Credit and Bankers’ Acceptance Amounts 6465 1.7 Times of Day 6465 1.8 Limited Condition Transactions 65 1.9 Interest Rates 6667 1.10 Cashless Rollovers 67 SECTION 2. AMOUNT AND TERMS OF COMMITMENTS 67 2.1 The Loans 67 2.2 Borrowings, Conversions and Continuations of Loans; Alternative Currency Funding and Participation 69 2.3 Termination or Reduction of Revolving Credit Commitments, Revolving Euro Tranche Commitments or Revolving Yen Tranche Commitments 7475 2.4 Swing Line Commitments 7576 2.5 Repayment of Loans; Evidence of Debt 78 2.6 Incremental Facilities 81 2.7 Swing Line Euro Tranche Commitments 8384 2.8 Designated Borrowers 86 SECTION 3. LETTERS OF CREDIT AND BANKERS’ ACCEPTANCES 8788 3.1 Letters of Credit and Bankers’ Acceptances 88 SECTION 4. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT 99 4.1 Interest Rates and Payment Dates 99 4.2 Optional and Mandatory Prepayments 100 4.3 Commitment Fees; Administrative Agent’s Fee; Other Fees 104105 4.4 Computation of Interest and Fees; Retroactive Adjustments of Applicable Margin 105106 4.5 Inability to Determine Interest Rates 106107 4.6 Payments Generally; Administrative Agent’s Clawback 110 4.7 Illegality 115 4.8 Requirements of Law 116 4.9 Taxes 117118 4.10 Indemnity 124 4.11 Certain Rules Relating to the Payment of Additional Amounts 124125 SECTION 5. REPRESENTATIONS AND WARRANTIES 126128 5.1 Financial Condition 126128 5.2 No Change; Solvent 126129 600231444_5600922900_2

5.3 Existence; Compliance with Law 127129 5.4 Power; Authorization; Enforceable Obligations 127129 5.5 No Legal Bar 127130 5.6 No Material Litigation 127130 5.7 No Default 128130 5.8 Ownership of Property; Liens 128130 5.9 Intellectual Property 128130 5.10 [Reserved] 128130 5.11 Taxes 128130 5.12 Federal Regulations 128131 5.13 ERISA 128131 5.14 Collateral 129131 5.15 Investment Company Act; Other Regulations; OFAC 129131 5.16 Subsidiaries 129132 5.17 Purpose of Loans 130132 5.18 Environmental Matters 130132 5.19 No Material Misstatements 131133 5.20 Labor Matters 131133 5.21 Representations as to Foreign Obligors 131134 5.22 Affected Financial Institutions; Covered Entities 133135 5.23 Borrower ERISA Status 133135 5.24 Beneficial Ownership Certificate 133135 SECTION 6. CONDITIONS PRECEDENT 133135 6.1 Conditions to Effectiveness 133135 6.2 Conditions to all Credit Extensions 136139 SECTION 7. AFFIRMATIVE COVENANTS 137139 7.1 Financial Statements 137140 7.2 Certificates; Other Information 138141 7.3 Payment of Obligations 140142 7.4 Conduct of Business and Maintenance of Existence 140142 7.5 Maintenance of Property; Insurance 140143 7.6 Inspection of Property; Books and Records; Discussions 140143 7.7 Notices 141143 7.8 Environmental Laws 142144 7.9 Additional Guarantors; Release of Collateral 142145 7.10 Approvals and Authorizations 144146 7.11 Anti-Corruption Laws; Sanctions 144147 7.12 Conditions Subsequent 144147 SECTION 8. NEGATIVE COVENANTS 144147 8.1 Financial Covenants 144147 8.2 Limitation on Indebtedness 145147 8.3 Limitation on Liens 150152 8.4 Use of Proceeds (Sanctions and Anti-Corruption) 152155 8.5 Limitation on Fundamental Changes 153155 8.6 Limitation on Sale of Assets 154156 8.7 Limitation on Restricted Payments 156158 8.8 Limitation on Investments, Loans and Advances 157159 ii 600231444_5600922900_2

8.9 Limitations on Certain Acquisitions 159161 8.10 [Reserved.] 160162 8.11 Limitation on Sale and Leaseback Transactions 160162 8.12 [Reserved] 160162 8.13 [Reserved] 160162 8.14 Limitation on Changes in Fiscal Year 160162 8.15 Limitation on Negative Pledge Clauses 160162 8.16 Limitation on Lines of Business 161163 8.17 Limitations on Currency and Commodity Hedging Transactions 161163 8.18 Anti-Social Group 161163 SECTION 9. EVENTS OF DEFAULT 161164 SECTION 10. ADMINISTRATIVE AGENT 165167 10.1 Appointment and Authority 165167 10.2 Rights as a Lender 166168 10.3 Exculpatory Provisions 166168 10.4 Reliance by Administrative Agent 167169 10.5 Delegation of Duties 167169 10.6 Resignation of Administrative Agent 168170 10.7 No Other Duties, Etc 169171 10.8 Administrative Agent May File Proofs of Claim; Credit Bidding 169171 10.9 Collateral and Guaranty Matters 170172 10.10 Other Secured Parties 171173 10.11 Certain ERISA Matters 171173 10.12 Recovery of Erroneous Payments 172175 SECTION 11. MISCELLANEOUS 173175 11.1 Amendments and Waivers 173175 11.2 Notices; Effectiveness; Electronic Communication 178180 11.3 No Waiver; Cumulative Remedies 180182 11.4 Survival of Representations and Warranties 180183 11.5 Payment of Expenses and Taxes 181183 11.6 Successors and Assigns 182184 11.7 Sharing of Payments by Lenders 189191 11.8 Non-Reliance on Administrative Agent, the Arrangers and Other Lenders 190192 11.9 Judgment 190193 11.10 Right of Set-Off 191193 11.11 Counterparts 191193 11.12 Severability 191194 11.13 Integration 192194 11.14 GOVERNING LAW 192194 11.15 Submission To Jurisdiction; Waivers 192194 11.16 No Advisory or Fiduciary Responsibility 192195 11.17 WAIVER OF JURY TRIAL 193195 11.18 Confidentiality 193195 11.19 Existing Credit Agreement Amended and Restated 194196 11.20 USA PATRIOT Act Notice 195197 11.21 Electronic Execution; Electronic Records 195197 iii 600231444_5600922900_2

11.22 Appointment of Company 196198 11.23 Status of Certain Lenders 196198 11.24 Acknowledgment and Consent to Bail-In of Affected Financial Institutions 196198 11.25 Acknowledgement Regarding Any Supported QFCs 197199 11.26 CoBank Equity 198200 iv 600231444_5600922900_2

This FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, is dated as of June 3, 2024, among GRAPHIC PACKAGING INTERNATIONAL, LLC, a Delaware limited liability company (the “Company”), certain Subsidiaries of the Company party hereto pursuant to subsection 2.8 (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the several banks and other financial institutions from time to time parties to this Agreement (the “Lenders”), BANK OF AMERICA, N.A., as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”), Swing Line Lender, Swing Line Euro Tranche Lender, an L/C Issuer and Alternative Currency Funding Fronting Lender, CoBank, ACB, BNP Paribas, Coöperatieve Rabobank U.A., New York Branch, Fifth Third Bank, National Association, Mizuho Bank, Ltd., PNC Bank, National Association, Regions Bank, Sumitomo Mitsui Banking Corporation, TD Securities USA, LLC, Truist Bank and Wells Fargo Bank, National Association, as co-syndication agents (collectively, in such capacity, the “Co-Syndication Agents”), and Capital One, National Association, Citizens Bank, National Association, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Goldman Sachs Bank USA, as co-documentation agents (collectively, in such capacity, the “Co-Documentation Agents”). The parties hereto hereby agree as follows: WHEREAS, the Company, the lenders party thereto (the “Existing Lenders”) and Bank of America, N.A., as administrative agent, entered into that certain Fourth Amended and Restated Credit Agreement dated as of April 1, 2021 (as in effect on the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders have made available to the Company (i) term loan facilities, (ii) a Dollar-denominated multi-currency revolving credit facility, including letter of credit and swing line sub-facilities, (iii) a Euro-denominated revolving credit facility, including a swing line sub-facility thereunder and (iv) a Yen-denominated revolving credit facility (which facility is also available to certain Designated Borrowers); WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated on the terms and conditions contained in this Agreement, and the Lenders and the Administrative Agent have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows: SECTION 1. DEFINITIONS 1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings: “Acceleration”: as defined in subsection 9(e). “Acceptance Credit”: a commercial Letter of Credit in which the applicable L/C Issuer engages with the beneficiary of such Letter of Credit to accept a time draft. “Acceptance Documents”: such general acceptance agreements, applications, certificates and other documents as an L/C Issuer may reasonably require in connection with the creation of Bankers’ Acceptances. “Accounts”: as defined in the Uniform Commercial Code as in effect in the State of New York from time to time; and, with respect to the Company and its Domestic Subsidiaries, all 600231444_5600922900_2

the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to subsection 1.4; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Alternative Currency Term Rate Loan”: a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alternative Currency. “Amendment No. 1 Effective Date”: February 26, 2026. “Amendment No. 2”: that certain Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated as of the Amendment No. 2 Effective Date, among the Company, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent. “Amendment No. 2 Effective Date”: November 2, 2026. “Anti-Corruption Laws”: all laws, rules, and regulations of any jurisdiction applicable to Holding or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010. “Anti-Social Conduct”: (a) a demand and conduct with force and arms; (b) an unreasonable demand and conduct having no legal cause; (c) threatening or committing violent behavior relating to its business transactions; (d) an action to defame the reputation or interfere with the business of any Secured Party by spreading rumor, using fraudulent means or resorting to force; or (e) other actions similar or analogous to any of the foregoing in any jurisdiction. “Anti-Social Group”: (a) an organized crime group (as defined in the Law relating to Prevention of Unjustifiable Acts by Gang Members of Japan (Law No. 77 of 1991, as amended)); (b) a member of an organized crime group; (c) a person who used to be a member of an organized crime group but has only ceased to be a member of an organized crime group for a period of less than 5 years; (d) a quasi-member of an organized crime group (bouryokudan jun-kosei-in); (e) a related or associated company of an organized crime group; (f) a corporate racketeer or blackmailer advocating social cause or a special intelligence organized crime group; or (g) a member of any other criminal force similar or analogous to any of the foregoing in any jurisdiction. “Anti-Social Relationship”: in relation to a Person, (a) an Anti-Social Group controls its management; (b) an Anti-Social Group is substantively involved in its management; (c) it has entered into arrangements with an Anti-Social Group for the purpose of, or which have the effect of, unfairly benefiting itself or a third party or prejudicing a third party; (d) it is involved in the provision of funds or other benefits to an Anti-Social Group; or (e) any of its directors or any other person who is substantively involved in its management has a socially objectionable relationship with an Anti-Social Group. “Applicable Authority”: (a) with respect to SOFR and Term SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator with respect to its publication of SOFR or Term SOFR, in each case acting in such capacity and (b) with respect to any Alternative Currency, the applicable 6 600231444_5600922900_2

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EU Borrower”: shall have the meaning specified in subsection 4.12(a). “Euro”, “EUR” and €: the lawful currency of the Participating Member States. “Euro Term Commitment”: as to each Euro Term Lender, its obligation to make Euro Term Loans to the Company pursuant to subsection 2.1(e) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.1 to under the caption “Euro Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Euro Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (it being understood that the Euro Term Commitment of each Euro Term Lender shall be reduced dollar for dollar by the aggregate principal amount of Euro Term Loans made by such Lender on the Effective Date). The aggregate Euro Term Commitment of all Euro Term Lenders on the Effective Date is equal to €200,000,000. “Euro Term Facility”: the term loan facility provided in this Agreement in the aggregate amount equal to the sum of the Euro Term Commitments of all Euro Term Lenders at such time plus the aggregate principal amount of the Euro Term Loans of all Euro Term Lenders outstanding at such time. “Euro Term Loan”: as defined in subsection 2.1(e). “Euro Term Loan Borrowing”: a borrowing consisting of simultaneous Euro Term Loans of the same Type and having the same Interest Period made by each of the Euro Term Lenders pursuant to subsection 2.1(e). “Euro Term Lender”: any Lender having a Euro Term Commitment hereunder and/or a Euro Term Loan outstanding hereunder. “Euro Term Note”: a promissory note made by the Company in favor of a Euro Term Lender, evidencing Euro Term Loans made by such Euro Term Lender, substantially in the form of Exhibit A-7. “Event of Default”: any of the events specified in Section 9, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied. “Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time. “Excluded Subsidiary”: (a) any Subsidiary of which the Company owns, directly or indirectly through one or more Wholly Owned Subsidiaries, less than 90% of the Capital Stock of such Subsidiary, (b) any Insignificant Subsidiary and any Immaterial Subsidiary, (c) any Subsidiary that is prohibited by applicable Laws or Contractual Obligations existing on the Effective Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing the Obligations, but only so long as such prohibition exists, or if guaranteeing the Obligations would require governmental (including regulatory) consent, approval, license or authorization (unless such consent, approval, license or authorization has been obtained), (d) any other Subsidiary with 25 600231444_5600922900_2 arrangement with a Loan Party, is or concurrently therewith becomes a Lender or an Affiliate of a Lender, (b) at the time it (or its Affiliate) becomes a Lender on the Effective Date, is a party to an Interest Rate Protection Agreement, Permitted Hedging Arrangement or other currency hedging agreement or arrangement with a Loan Party, in each case in its capacity as a party to such Interest Rate Protection Agreement, Permitted Hedging Arrangement or other currency hedging agreement or arrangement (even if, in either case, such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender) or (c) without limiting the foregoing clauses (a) and (b), any Existing Lender or any Affiliate of any Existing Lender that is party to any “Secured Hedge Agreement” (as defined in the Existing Credit Agreement) that was in effect immediately prior to the effectiveness of this Agreement on the Effective Date, in its capacity as a party to such Secured Hedge Agreement. “HMRC”: His Majesty’s Revenue & Customs of the United Kingdom. “Holding”: Graphic Packaging Holding Company, a Delaware corporation. “Honor Date”: as defined in subsection 3.1(c)(i). “Immaterial Subsidiary”: each Subsidiary set forth on Schedule B; provided that, (a) a Subsidiary may only be an Immaterial Subsidiary for so long as it does not (i) conduct, transact or otherwise engage in any business or operations that constitute core business operations of the Company and its Subsidiaries, taken as a whole, or (ii) provide a material contribution to EBITDA; (b) the aggregate amount of Investments made by the Company and its Subsidiaries in all Immaterial Subsidiaries (including any Subsidiaries of an Immaterial Subsidiary) after the Effective Date shall not exceed $10,000,000; and (c) in the event that either condition described in clause (a) or clause (b) of this definition is not satisfied, the Company shall (x) promptly, and in any event within 30 days of becoming aware of such failure (or such later date agreed to by the Administrative Agent), notify the Administrative Agent thereof, and (y) except to the extent the applicable Subsidiary or Subsidiaries otherwise qualify as an “Excluded Subsidiary” or “Excluded Subsidiaries”, as the case may be, promptly deliver to the Administrative Agent all documents specified in subsection 7.9(a) with respect thereto. “Incremental Equivalent Fixed Amount Basket”: as defined in subsection 8.2(e). “Incremental Euro Tranche Increase”: as defined in subsection 2.6. “Incremental Facilities”: as defined in subsection 2.6. “Incremental Facility Amendment”: as defined in subsection 2.6. “Incremental Facility Notes”: any promissory note made by a Borrower in favor of a Lender, evidencing advances made by such Lender under an Incremental Facility, in form and substance satisfactory to the Administrative Agent. “Incremental Fixed Amount Basket”: as defined in subsection 2.6(a). “Incremental Revolving Increase”: as defined in subsection 2.6. “Incremental Revolving Tranche Commitments”: with respect to each Lender, the commitment, if any, of such Lender to make Incremental Revolving Tranche Loans pursuant to the terms of an Incremental Facility Amendment. 30 600231444_5600922900_2

case in the nature of a term loan or notes and with a maturity that is prior to the Term A-1 Loans or, if later, the latest Termination Date with respect to any other Term Facility or any Incremental Term Facility, as applicable, or with a Weighted Average Life that is shorter than the Weighted Average Life of the Term A-1 Loans (or, if later and/or longer, any other Term Facility or any Incremental Term Facility) in an aggregate principal amount not to exceed at any time outstanding for all such Indebtedness then utilizing the Inside Maturity Indebtedness exception (i) prior to the Amendment No. 2 Effective Date, the greater of (x) $700,000,000 and (y) 40% of EBITDA for the most recently ended Test Period for which financial statements have been delivered pursuant to subsection 7.1(a) or (b). and (ii) on and after the Amendment No. 2 Effective Date, $0; provided that, the Delayed Draw Incremental Term Loan (as defined in the 2025 Incremental Facility Amendment) outstanding under the 2025 Incremental Facility Amendment as of the Amendment No. 2 Effective Date and any extensions of the Delayed Draw Incremental Term Loan Maturity Date (as defined in the 2025 Incremental Facility Amendment) thereunder shall be permitted under this Agreement as Inside Maturity Indebtedness. “Insignificant Subsidiary”: any Subsidiary of the Company that neither has total assets (including Capital Stock of other Subsidiaries) with a book value of 5.0% or more of the consolidated total assets of the Company and its Subsidiaries nor generated EBITDA (nor owns Capital Stock of any Subsidiary that generated EBITDA) in excess of 5.0% of the EBITDA of the Company and its Subsidiaries for the period of four fiscal quarters most recently completed; provided that (A) the book value of all assets of all Insignificant Subsidiaries (including Capital Stock of other Subsidiaries) may not in the aggregate exceed 10.0% or more of the consolidated total assets of the Company and its Subsidiaries and (B) the EBITDA generated by all Insignificant Subsidiaries and their Subsidiaries for the period of four fiscal quarters most recently completed may not in the aggregate exceed 10.0% of the EBITDA of the Company and its Subsidiaries. “Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA. “Intellectual Property”: as defined in subsection 5.9. “Intercreditor Agreement”: the Pari Passu Intercreditor Agreement dated as of January 1, 2018, among Intermediate Holding, the Company, the Administrative Agent, in its capacity as Credit Agreement Collateral Agent (as defined in the Intercreditor Agreement), and Bank of America, N.A., in its capacity as Term Loan Facility Collateral Agent (as defined in the Intercreditor Agreement), and each additional agent from time to time party thereto, as supplemented by that certain Joinder No. 1 dated as of March 8, 2021 among Intermediate Holding, the Company, the Administrative Agent, in its capacity as Credit Agreement Collateral Agent (as defined in the Intercreditor Agreement), and U.S. Bank National Association, in its capacity as Collateral Agent and New Collateral Agent (each as defined in the Intercreditor Agreement) and as further amended, supplemented or otherwise modified from time to time. “Interest Payment Date”: (a) as to any Loan (other than a Base Rate Loan, SOFR Daily Floating Rate Loan, Alternative Currency Daily Rate Loan, Term A-2 Loan or a Swing Line Euro Tranche Loan), the last day of each Interest Period applicable to such Loan and the Termination Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for any such Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates, (b) as to any Base Rate Loan (including any Swing Line Loan), any Term A-2 Loan, any SOFR Daily Floating Rate Loan or any Swing Line Euro Tranche Loan, the first Business Day of each 32 600231444_5600922900_2

“L/C Issuer”: as applicable, Bank of America or any other Revolving Credit Lender selected by the Company and approved by the Administrative Agent that agrees to act as an L/C Issuer, in each case in its capacity as issuer of Letters of Credit and Bankers’ Acceptances hereunder, or any successor issuer of Letters of Credit and Bankers’ Acceptances hereunder; provided that there shall be no more than three (3) L/C Issuers (or such greater number agreed to by the Administrative Agent) hereunder. Any L/C Issuer may, in its discretion, arrange for one or more Letters of Credit or Bankers’ Acceptances to be issued by Affiliates of such L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit and Bankers’ Acceptances issued by such Affiliate. “LCT Election”: as defined in subsection 1.8. “LCT Test Date”: as defined in subsection 1.8. “Lender Parties”: collectively, the Administrative Agent, Lenders, the L/C Issuer and the Swing Line Lender. “Lenders”: as defined in the introductory paragraph hereto and, as the context requires, includes each L/C Issuer, the Swing Line Lender, the Swing Line Euro Tranche Lender, the Alternative Currency Funding Fronting Lender, each Term A-1 Lender, each Term A-2 Lender, each Term A-3 Lender, each Term A-5 Lender, each Term A-6 Lender, each Euro Term Lender, each Alternative Currency Funding Lender and each Alternative Currency Participating Lender, as applicable. “Lending Office”: as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Company and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit”: any letter of credit issued hereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. “Letter of Credit Application”: an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable L/C Issuer and, in the case of any Acceptance Credit, shall include the related Acceptance Documents. “Letter of Credit-BA Expiration Date”: the day that is seven days prior to the Termination Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit-BA Fee”: as defined in subsection 3.1(i). “Letter of Credit-BA Sublimit”: an amount equal to the lesser of (a) $125,000,000 and (b) the Aggregate Revolving Credit Commitments. The Letter of Credit-BA Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments. “Lien”: any mortgage, pledge, hypothecation, assignment, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, 35 600231444_5600922900_2

“SONIA Adjustment”: 0.0326% (3.26 basis points) per annum. “SONIA Determination Date”: with respect to any date of determination of SONIA for a Loan denominated in Sterling, the date that is one Business Day prior to such date (or, if such day is not a Business Day, on the first Business Day immediately prior thereto). “Special Notice Currency”: at any time an Alternative Currency, other than (i) Euro, Sterling, Yen, Canadian Dollars, Australian Dollars and Mexican Pesos and (ii) the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Specified Default”: an Event of Default arising under either or both of subsections 9(a) or (f). “Specified Lease”: (i) that certain Build to Suit Lease Agreement (Millhaven Distribution Center) dated May 3, 2017 and (ii) that certain Build to Suit Lease Agreement (Millhaven Manufacturing Facility) dated May 3, 2017, in each case, between Excel Inc., d/b/a DHL Supply Chain (USA) and the Company. “Specified Period”: the period commencing on the Amendment No. 1 Effective Date and ending on the date of delivery to the Administrative Agent of financial statements pursuant to subsection 7.1(b) and the related compliance certificate pursuant to subsection 7.2(a) for the fiscal quarter ending September 30, 2027December 31, 2028 demonstrating compliance with the Financial Covenants as of such fiscal quarter end; provided that, if the Company is not in compliance with the Financial Covenants for the fiscal quarter ending September 30, 2027December 31, 2028, the Specified Period shall continue thereafter until delivery of financial statements pursuant to subsection 7.1(a) or 7.1(b), as applicable, and a compliance certificate pursuant to subsection 7.2(a) demonstrating compliance with the Financial Covenants. “Sterling” and “£”: the lawful currency of the United Kingdom. “Subsidiary”: as to any Person, a corporation, partnership or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation, partnership or other entity are at the time owned by such Person, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company. “Subsidiary Guarantors”: the collective reference to each Guarantor that is a Subsidiary of the Company. “Successor Rate”: each of the SOFR Successor Rate and any Non-SOFR Successor Rate. “Surviving Entity”: as defined in subsection 8.5(a). “Swap Contract”: means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or 53 600231444_5600922900_2

Secured 5-Year Note Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2021 Senior Secured 5-Year Note Indenture”: the Sixth Supplemental Indenture, dated as of March 8, 2021 among the Company, as issuer, Intermediate Holding, each other guarantor listed therein, as guarantors, and U.S. Bank National Association, as trustee and as collateral agent, which supplements the 2014 Senior Notes Indenture), as the same may be amended, supplemented, waived or otherwise modified from time to time. “2021 Senior 3.75% Notes Due 2030”: the 3.75% Senior Notes due 2030 in an aggregate principal amount of $400,000,000 issued by the Company under the 2021 Senior Notes Seventh Supplemental Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2021 Senior Notes Seventh Supplemental Indenture”: the Seventh Supplemental Indenture, dated as of November 19, 2021, among the Company, as issuer, Intermediate Holding, each other guarantor listed therein, as guarantors, and U.S. Bank National Association, as trustee, which supplements the 2014 Senior Notes Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2021 Senior 2.625% Notes Due 2029”: the 2.625% Senior Notes due 2029 in an aggregate principal amount of €290,000,000 issued by the Company under the 2021 Senior Notes Eighth Supplemental Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2021 Senior Notes Eighth Supplemental Indenture”: the Eighth Supplemental Indenture, dated as of November 19, 2021, among the Company, as issuer, Intermediate Holding, each other guarantor listed therein, as guarantors, Elavon Financial Services DAC, UK Branch, as initial paying agent, and Elavon Financial Services DAC, as initial note registrar and transfer agent, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2024 Senior Notes Due 2032”: the 6.375% Senior Notes due 2032 in an aggregate principal amount of $500,000,000 issued by the Company under the 2024 Senior Notes Ninth Supplemental Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2024 Senior Notes Ninth Supplemental Indenture”: the Ninth Supplemental Indenture, dated as of May 13, 2024, among the Company, as issuer, Intermediate Holding, each other guarantor listed therein, as guarantors, and U.S. Bank National Association, as trustee, which supplements the 2014 Senior Notes Indenture, as the same may be amended, supplemented, waived or otherwise modified from time to time. “2025 Incremental Facility Amendment” means that certain Incremental Facility Amendment, dated as of October 31, 2025, by and among the Company, the Guarantors party thereto, the Administrative Agent and Coöperatieve Rabobank U.A., New York Branch. “Type”: as to any Loan, its nature as a Base Rate Loan, an Alternative Currency Daily Rate Loan, Term SOFR Loan, SOFR Daily Floating Rate Loan or Alternative Currency Term Rate Loan. 60 600231444_5600922900_2

(g) Incremental Facilities. Each applicable Borrower under an Incremental Facility shall pay the principal amounts of all Loans made under such Incremental Facility in the manner, in the amounts and on the dates set forth in the applicable Incremental Facility Amendment. (h) Evidence of Debt. Each Lender (including the Swing Line Lender) shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of demonstrable error. The Administrative Agent shall maintain the Register pursuant to subsection 11.6(c), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type and currency thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from any Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from any Borrower and each Lender’s share thereof. The entries made in the Register shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the applicable Borrower therein recorded absent demonstrable error; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of any Borrower to repay (with applicable interest) the Loans made to such Borrower by such Lender in accordance with the terms of this Agreement. 2.6 Incremental Facilities. (a) The Company may at any time and from time to time, by delivery to the Administrative Agent of a written notice signed by a Responsible Officer of the Company, request the addition of a new tranche of term loans (an “Incremental Term Facility”), a new tranche of revolving loans (an “Incremental Revolving Tranche Facility” and, together with the Incremental Term Facility, the “Incremental Facilities”), an increase in the Aggregate Revolving Credit Commitments (an “Incremental Revolving Increase”), an increase in the Aggregate Revolving Euro Tranche Commitments (an “Incremental Euro Tranche Increase”), an increase in the Aggregate Revolving Yen Tranche Commitments (an “Incremental Yen Tranche Increase” and, together with the Incremental Revolving Increases and the Incremental Euro Tranche Increases, the “Incremental Increases”) or a combination thereof in an aggregate principal amount for all such Incremental Facilities and Incremental Increases incurred after the Effective Date not exceeding, at any time of determination, the sum of (i) an amount equal to the greater of (A) $1,750,000,000 and (B) 100% of EBITDA for the most recently ended Test Period for which financial statements have been delivered pursuant to subsection 7.1(a) or (b) (the “Incremental Fixed Amount Basket”) minus the aggregate principal amount of all additional Indebtedness issued or incurred pursuant to subsection 8.2(e)(i) or (e)(ii) outstanding at the time of the effectiveness of the applicable Incremental Facility or Incremental Increase (but solely to the extent such additional Indebtedness was issued or incurred in reliance on the Incremental Equivalent Fixed Amount Basket, or any refinancing or replacement of any such Indebtedness in accordance with subsection 8.2(e)(ii)) and (ii) the maximum amount which may be incurred in order for the Consolidated Senior Secured Leverage Ratio (after giving pro forma effect to such incurrence and all other transactions to be consummated in connection therewith (including the incurrence or assumption of other Indebtedness)) to remain less than or equal to 3.50 to 1.00; provided that, subject to the provisions in subsection 2.6(e) below, at the time of any such 83 600231444_5600922900_2 request and upon the effectiveness of the Incremental Facility Amendment referred to below, (Ai) no Default or Event of Default shall exist, and (Bii) the Company shall be in Pro Forma Compliance; provided, further, that for purposes of clause (ii) of this sentence and clause (Bii) in the proviso immediately above, in the case of an Incremental Revolving Tranche Facility or an Incremental Increase, the Consolidated Senior Secured Leverage Ratio and the Financial Covenants shall be calculated as if such Incremental Revolving Tranche Facility or Incremental Increases were fully drawn but using only the actual Total Revolving Credit Outstandings (and not the amount of the Revolving Credit Commitments) under the Revolving Credit Facility, the actual Total Revolving Euro Tranche Outstandings (and not the amount of the Revolving Euro Tranche Commitments) under the Revolving Euro Tranche Facility or the Outstanding Amount of all Revolving Yen Tranche Loans (and not the amount of the Revolving Yen Tranche Commitments) under the Revolving Yen Tranche Facility, as the case may be, in effect immediately prior to the closing of such Incremental Revolving Tranche Facility or Incremental Increase and for the purpose of computing the usage of the basket in clause (i) of this sentence, the aggregate amount of outstanding Incremental Facilities incurred solely in reliance on clause (ii) of this sentence shall be disregarded. In calculating the amount of Indebtedness permitted to be incurred pursuant to clause (i) or clause (ii) of the immediately preceding sentence, the Company may elect to incur Indebtedness pursuant to clause (ii) before using the basket in clause (i).If both amounts are available and the Company does not make an election, the Company will be deemed to have incurred such Indebtedness pursuant to clause (ii).The Company may not reclassify any Indebtedness incurred pursuant to such clause (i) or clause (ii) after the incurrence thereof.. (b) Each Incremental Term Facility shall be in an aggregate principal amount not less than $50,000,000, each Incremental Revolving Tranche Facility and each Incremental Revolving Increase shall be in an aggregate principal amount not less than $25,000,000 (or, in the case of any Incremental Revolving Tranche Facility denominated in an Alternative Currency, the Alternative Currency Equivalent in such Alternative Currency of $25,000,000), each Incremental Euro Tranche Increase shall be in an aggregate principal amount not less than the Alternative Currency Equivalent in Euro of $25,000,000 and each Incremental Yen Tranche Increase shall be in an aggregate principal amount not less than the Alternative Currency Equivalent in Yen of $10,000,000. (c) Each Incremental Facility (i) shall rank pari passu or junior (except in the case of any obligation thereunder of a Designated Borrower that is a Foreign Subsidiary, which would be senior as a result of such Designated Borrower not guaranteeing or providing collateral security for the Obligations of the Domestic Loan Parties) in right of payment and of security with the Revolving Credit Loans, the Term A-1 Loans, the Term A-2 Loans, the Term A-3 Loans, the Term A-5 Loans, the Term A-6 Loans, the Euro Term Loans, the Revolving Euro Tranche Loans and the Revolving Yen Tranche Loans and shall contain provisions as to the requirement that any Lien thereunder on any property also granted to or held by the Administrative Agent under any Loan Document shall be released on any Collateral/Covenant Release Date as provided herein, (ii) in the case of an Incremental Revolving Tranche Facility, shall not mature earlier than (and shall not have scheduled commitment reductions occurring before) the Termination Date with respect to the Revolving Credit Facility, the Revolving Euro Tranche Facility or the Revolving Yen Tranche Facility, (iii) in the case of an Incremental Term Facility, shall not mature earlier than the Termination Date with respect to the Term A-1 Facility or, if later, the latest Termination Date with respect to the other Term Facilities or any Incremental Term Facility outstanding at such time nor have a Weighted Average Life that is shorter than the Weighted Average Life of the Term A-1 Loans (or, if later and/or longer, the other Term Loans and any Incremental Term Facility) (provided that, with respect to this clause (iii), (A) at the option of 84 600231444_5600922900_2 the Company, this clause (iii) shall not apply to any Permitted Bridge Indebtedness, (B) so long as such Incremental Term Facility is not incurred under the Incremental Fixed Amount Basket, theprior to the Amendment No. 2 Effective Date, the Company may incur Incremental Term Facilities as Inside Maturity Indebtedness, and (C) in determining the latest Termination Date in respect of any Term Facility for purposes of this clause (iii), any Term Facility outstanding with a stated maturity date later than the five year anniversary of the incurrence of such Term Facility shall be disregarded), (iv) in the case of an Incremental Term Facility, for purposes of rights to payment, prepayments and voting, shall be treated no more favorably than the existing Term A-1 Loans, and (v) shall not contain additional or different covenants or financial covenants which are materially more restrictive than the covenants herein on the Effective Date or the Financial Covenants unless (x) the Lenders under the existing Loans also receive the benefit of such more restrictive terms (it being understood to the extent that any covenant is added for the benefit of any such Indebtedness, no consent shall be required from the Administrative Agent or any Lender to the extent that such covenant is also added for the benefit of any corresponding existing Loans), (y) any such provisions apply after the latest Termination Date applicable to outstanding Loans at such time, or (z) such terms shall be reasonably satisfactory to the Administrative Agent and the Company (provided that a certificate of a Responsible Officer delivered to the Administrative Agent in connection therewith, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or copies of the principal documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within fifteen (15) Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees)). Any such notice shall set forth the amount and terms of the relevant Incremental Facility or Incremental Increases requested by the Company and to be agreed by any Lenders or Additional Lenders (as herein defined) under such Incremental Facility or providing any portion of such Incremental Increase. (d) The Company may arrange for one or more banks or other financial institutions, each of which shall be reasonably satisfactory to the Administrative Agent and the Company and, with respect only to Incremental Revolving Increases, the Swing Line Lender, the L/C Issuers and the Alternative Currency Funding Fronting Lender, and, with respect only to Incremental Euro Tranche Increases, the Swing Line Euro Tranche Lender (any such bank or other financial institution being called an “Additional Lender”), to extend commitments under the Incremental Facility or provide a portion of the Incremental Increase, and no Lender shall be required to provide a portion of any such Incremental Facility or provide a portion of any such Incremental Increase. Commitments in respect of Incremental Facilities or any Incremental Increases shall become Commitments under this Agreement, and each Additional Lender shall become a Lender under this Agreement, pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Company, each existing Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents to the extent (but only to the extent) necessary to effect the provisions of this Section. Subject to subsection 2.6(e) below, effectiveness of any Incremental Facility Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in subsection 6.2 (it being understood that all references to “the date of such Borrowing” in such subsection 6.2 shall be deemed to refer to the effective date of such Incremental Facility Amendment) and the delivery of customary legal opinions. The proceeds of the Incremental Facilities or the Incremental Commitments will be used for working capital and other general corporate purposes. 85 600231444_5600922900_2

Koophandel) with number 01051977, and Graphic Packaging International Limited, a limited liability company incorporated in England & Wales under the Companies Act 2006 with company number 02231043, shall be a “Designated Borrower” hereunder and permitted to borrow under the Revolving Euro Tranche Facility and (ii) Graphic Packaging International Japan Ltd., a Japanese stock corporation (kabushiki kaisha), shall be a “Designated Borrower” hereunder and permitted to borrow under the Revolving Yen Tranche Facility. (b) The Company may at any time, upon not less than 15 Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), designate any additional Wholly Owned Subsidiary of the Company (an “Applicant Borrower”) as being permitted to borrow under one or more of the Revolving Euro Tranche Facility, the Revolving Yen Tranche Facility or, to the extent permitted by the Incremental Facility Amendment related thereto, any Incremental Revolving Tranche Facilities or any Incremental Term Facilities by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each Appropriate Lender) a duly executed notice and agreement in substantially the form of Exhibit J (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the Revolving Euro Tranche Facility, the Revolving Yen Tranche Facility, any Incremental Revolving Tranche Facility or, any Incremental Term Facility or any other Facility hereunder, as the case may be, (A) the Administrative Agent and each Lender under the applicable Facility or Facilities shall have received all documentation and other information that such Person requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act and such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or such Lender in its sole discretion, (B) each Lender under the applicable Facility or Facilities shall have received Notes signed by such new Designated Borrower to the extent requested by such Lender and, (C) each Lender under the applicable Facility or Facilities shall be licensed to lend to such Applicant Borrower under the laws of the relevant jurisdiction to the extent required thereby, and (D) to the extent such Applicant Borrower is or would be an EU Borrower, each Lender under the applicable Facility shall have consented to such Applicant Borrower being added as a Designated Borrower hereunder. If the Administrative Agent and each Lender under the applicable Facility or Facilities agree that an Applicant Borrower shall be entitled to receive Loans under the applicable Facility or Facilities, then promptly following receipt of all such requested resolutions, incumbency certificates, opinions of counsel and other documents or information, the Administrative Agent shall send a notice in substantially the form of Exhibit K (a “Designated Borrower Notice”) to the Company and the Lenders under the applicable Facility or Facilities specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders under the applicable Facility or Facilities agrees to permit such Applicant Borrower to receive Loans under the applicable Facility or Facilities on the terms and conditions set forth herein, and each of the parties agrees that such Applicant Borrower shall thereafter be a Designated Borrower for all purposes of this Agreement; provided that no Loan Notice or Swing Line Euro Tranche Loan Notice may be submitted by or on behalf of such Designated Borrower until the date five Business Days after such effective date. (c) The Borrower Obligations of the Company and each Designated Borrower that is a Domestic Subsidiary shall be joint and several in nature. The Borrower Obligations of all Designated Borrowers that are Foreign Subsidiaries shall be several in nature. For the avoidance of doubt, (x) a Foreign Obligor is not liable for any Borrower Obligations not directly incurred 89 600231444_5600922900_2

(B) the issuance of such Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed to by the Administrative Agent and such L/C Issuer, (1) such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency or (2) such Letter of Credit is requested to be issued for the account or benefit of a Borrower or Subsidiary that is an EU Borrower; (D) subject to subsection 3.1(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension; or (E) a default of any Lender’s obligations to fund under subsection 3.1(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuers have entered into satisfactory arrangements (it being understood that the delivery of Cash Collateral would be satisfactory) with the Company or such Lender to eliminate the L/C Issuers’ actual or potential Fronting Exposure (after giving effect to subsection 4.6(e)(i)(D)) with respect to such Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C-BA Obligations as to which the L/C Issuers have actual or potential Fronting Exposure, as they may elect in their sole discretion. (iv) No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (v) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (vi) Each L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and each L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Section 10 with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or Bankers’ Acceptances created by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit or Bankers’ Acceptances as fully as if the term “Administrative Agent” as used in Section 10 included such L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to such L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Company delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Company. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to the applicable L/C Issuer. Such 92 600231444_5600922900_2 tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person. (f) The obligations of a Lender or Participant under this subsection 4.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, termination of this Agreement and the payment of the Loans and all amounts payable hereunder. 4.12 EU CRD VI Art. 21c Provisions. (a) EU Lender Designation. To the extent any Commitment is to be made available to, or any Credit Extension is contemplated to be made to, or for the account of, any Borrower or any Subsidiary in an EEA Member Country within the meaning of Article 21c of Directive (EU) 2024/1619 amending Directive (EU) 2013/36 (“CRD VI”) (each such Borrower or Subsidiary, an “EU Borrower”), each Lender, in its capacity as a Lender and, where applicable, as an L/C Issuer or Swing Line Lender (each such Lender, a “Notifying Lender”) may identify one or more Lending Offices established in an EEA Member Country (each, an “EU Lender”) to provide and/or make, as applicable, such Commitments and Credit Extensions to one or more EU Borrowers by delivering a notice (each, an “EU Notice”) to the Administrative Agent and the Company, duly executed by the applicable Notifying Lender and its corresponding EU Lender(s) identifying one or more EU Borrowers for which such EU Notice shall apply. An EU Notice may bifurcate the applicable Commitments and Credit Extensions among different EU Lenders and EU Borrowers in a single EU Notice so long as such EU Notice identifies each applicable EU Lender and its corresponding EU Borrower. An EU Notice delivered on the Amendment No. 2 Effective Date shall be deemed effective simultaneously with the applicable Notifying Lender’s execution of such Amendment No. 2, and a Notifying Lender executing Amendment No. 2 on the Amendment No. 2 Effective Date may either (i) deliver an EU Notice simultaneously with such execution or (ii) note on its signature page to such Amendment No. 2 that it is executing as both a Lender and a Notifying Lender and appointing the corresponding EU Lender, which shall countersign as an EU Lender under this subsection 4.12(a). Each EU Notice shall designate the applicable EU Lender as the party responsible for making such Commitments available to, and/or making the applicable Credit Extensions to, or for the account of, the identified EU Borrower under this subsection 4.12(a) and shall include the information required by the Administrative Questionnaire and any tax compliance certificates required under subsection 4.9(e). No consent of any Borrower, the Administrative Agent, any L/C Issuer or the Swing Line Lender is required to deliver or revoke any EU Notice. Upon delivery of the applicable EU Notice or revocation notice delivered pursuant to the terms of this subsection 4.12(a), the Administrative Agent shall annotate the Register (or other applicable list of Lenders) to identify each Notifying Lender’s EU Lender(s) and any revocations, and Schedule 2.1 (or other applicable schedule of Commitments and/or Credit Extensions) shall be deemed annotated to reflect each applicable EU Lender’s Commitment made available to, and/or Credit Extensions made to, or for the account of, as applicable, the applicable EU Borrower. For the avoidance of doubt, no Lender is required to deliver an EU Notice or otherwise utilize the provisions of this subsection 4.12(a) nor to deliver an EU Notice for all EU Borrowers hereunder. (b) Effect of Notice. Upon execution and delivery of an EU Notice: (i) the applicable EU Lender shall be deemed a Lender and, where applicable, an L/C Issuer or Swing Line Lender hereunder and under the other Loan Documents with respect to the applicable Commitments made available to, and Credit Extensions made to, or for the account of, the applicable EU Borrower (and for avoidance of doubt the Notifying Lender shall not be deemed to hold any such Commitment or Credit Extension in respect of the applicable EU Borrower), (ii) 130 600231444_5600922900_2 the applicable Notifying Lender’s other Commitments made available to, and/or Credit Extensions made to, or for the account of, if any, other Borrowers shall remain in full force and effect, and (iii) the applicable EU Lender shall be subject to, afforded and extended any and all rights, obligations and duties arising as a Lender or, where applicable, L/C Issuer or Swing Line Lender in respect of the applicable Commitments made available to, and/or Credit Extensions made to, or for the account of, the applicable EU Borrower hereunder and under the other Loan Documents. The rights, obligations and duties described in the foregoing clause (iii) shall severally include, without limitation, (x) the obligations to make any and all Commitments and/or Credit Extensions to such EU Borrower, on a ratable basis as among the EU Lenders holding the applicable Commitments and/or Credit Extensions to such EU Borrower, and provide any other related funding services such EU Borrower requests pursuant to the terms and conditions of this Agreement required by a Lender or, where applicable, L/C Issuer or Swing Line Lender in connection with such Commitment or Credit Extension (the “EU Funding Obligations”) and (y) the obligation to comply with the terms hereof and to receive the contractual rights and ability to exercise the remedies conferred hereunder (including under subsections 4.8, 4.9, 4.10 and 11.18) (the foregoing clauses (x) and (y), collectively, the “EU Lender Provisions”). (c) Administration Through Notifying Lender. By delivery of an EU Notice (i) the applicable EU Lender shall, to the fullest extent permitted by applicable Laws, exercise all EU Lender Provisions other than its EU Funding Obligations through the applicable Notifying Lender, and hereby irrevocably appoints such Notifying Lender as its agent under this Agreement to administer such provisions on its behalf and (B) the Borrowers and the Administrative Agent shall treat such Notifying Lender and any corresponding EU Lender as a single Lender for all purposes hereunder (including, but not limited to, calculation of Commitments, delivery of payments and notices, Defaulting Lender determinations and voting), except for purposes of the EU Funding Obligations, which shall not be performed by such Notifying Lender and the parties shall not be treated as a single Lender for purposes of such EU Funding Obligations. Any Request for Credit Extension from the Administrative Agent with respect to an EU Borrower for which an EU Lender has been appointed shall be deemed made to the applicable EU Lender, and the applicable Notifying Lender shall promptly forward each such Request for Credit Extension (each, an “EU Request for Credit Extension”) to the applicable EU Lender, identifying the amount for the applicable EU Borrower’s account, and the applicable EU Lender shall fund it in accordance with the terms thereof. For purposes of subsection 11.1(d) and the definition of Defaulting Lender, a Notifying Lender and its EU Lender(s) shall be treated as a single Lender, any replacement under subsection 11.1(d) shall replace both, and a default by either shall render both Defaulting Lenders. (d) Payments. The Administrative Agent shall endeavor to remit all payments from an EU Borrower for which an EU Lender has been appointed (including prepayments, premiums, interest, and penalties) directly to the applicable EU Lender. If any such funds are received by a Notifying Lender, it shall promptly turn them over to any such applicable EU Lender; provided that delivery to a Notifying Lender in compliance with the terms hereof shall discharge the applicable EU Borrower’s obligations with respect to the relevant Credit Extension as if paid directly to the EU Lender. (e) Revocation. Upon delivery to the Company and the Administrative Agent of a revocation notice signed by both the Notifying Lender and its applicable EU Lender and identifying one or more EU Borrowers for which revocation is applicable, the identified EU Lender (i) shall cease to hold the applicable Commitments made available to, and/or the Credit Extensions made to, or for the account of, each such identified EU Borrower, (ii) shall no longer 131 600231444_5600922900_2 be deemed a Lender hereunder with respect to each such identified EU Borrower or under the other Loan Documents, and (iii) shall be released from its obligations under this Agreement with respect to each such identified EU Borrower; provided that it shall retain the benefits of subsections 4.8, 4.9, 4.10 and 11.18 with respect to facts and circumstances arising prior to such release. (f) Funding Cap. In no event shall a Notifying Lender and its applicable EU Lenders be required to make Credit Extensions under any Facility in an amount, either individually or in the aggregate, exceeding its Commitment (or, if applicable, its letter of credit commitment) (as in effect, and as adjusted hereunder, from time to time) in respect of such Facility. SECTION 5. REPRESENTATIONS AND WARRANTIES To induce the Administrative Agent and each Lender to amend and restate the Existing Credit Agreement on the Effective Date and to honor any Request for Credit Extension on the Effective Date and thereafter, except as otherwise provided in subsection 5.21, the Company hereby represents and warrants, on the Effective Date, and on the date of each Credit Extension thereafter, to the Administrative Agent and each Lender that: 5.1 Financial Condition. The audited consolidated balance sheets of Holding and its consolidated Subsidiaries as of December 31, 2021, December 31, 2022 and December 31, 2023 and the related consolidated statements of income, shareholders’ equity and cash flows for the fiscal years ended on such dates, reported on by and accompanied by unqualified reports from PricewaterhouseCoopers LLP, present fairly, in all material respects, the consolidated financial condition as at such date, and the consolidated results of operations and consolidated cash flows for the respective fiscal years then ended, of Holding and its consolidated Subsidiaries. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except with respect to the schedules and notes thereto, as approved by a Responsible Officer of the Company, and disclosed in any such schedules and notes). During the period from December 31, 2023 to and including the Effective Date, there has been no sale, transfer or other disposition by Holding and its consolidated Subsidiaries of any material part of the business or property of Holding and its consolidated Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of Holding and its consolidated Subsidiaries, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Effective Date. 5.2 No Change; Solvent. (a) Since December 31, 2023, except as and to the extent disclosed on Schedule 5.2, there has been no development or event relating to or affecting any Loan Party which has had or would be reasonably expected to have a Material Adverse Effect, and (b) as of the Effective Date, after giving effect to the incurrence of the Indebtedness pursuant hereto, each Borrower is Solvent. 5.3 Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, (b) has the requisite power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified 132 600231444_5600922900_2

151 600231444_5600922900_2 5.25 to 1.00 June 30, 2024 through and including December 31, 2025 June 30, 2027 through and including September 30, 2027 4.25 to 1.00 5.00 to 1.00 Period MarchDecember 31, 2027 through and including June 30March 31, 20272028 4.75 to 1.00 March 31, 2026 through and including December 31, 2026 Maximum Ratio June 30, 2028 through and including September 30, 2028 5.00 to 1.00 4.50 to 1.00 SECTION 8. NEGATIVE COVENANTS The Company hereby agrees that, from and after the Effective Date and so long as the any Commitments remain in effect, and thereafter until payment in full of the Loans, all L/C-BA Obligations and any other amount then due and owing to any Lender or the Administrative Agent hereunder and under any Note and termination or expiration of all Letters of Credit and all Bankers’ Acceptances, the Company shall not and shall not permit any of its Subsidiaries to, directly or indirectly: 8.1 Financial Covenants. (a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any Test Period ending on or during the periods specified below to exceed the corresponding ratio set forth below for such period: September 30, 2027December 31, 2028 and thereafter 4.25 to 1.00 March 31, 2027 ; provided that, for any fiscal quarter ending on or after DecemberMarch 31, 20272029, if a single acquisition expressly permitted by subsection 8.9 with aggregate consideration of more than $100,000,000 occurs during any such fiscal quarter, the Company shall have the right to permit the Consolidated Total Leverage Ratio to exceed 4.25 to 1.00 during such fiscal quarter and the subsequent three fiscal quarters (such four fiscal quarters, an “Elevated Ratio Period”) so long as (i) the Consolidated Total Leverage Ratio does not exceed 4.75 to 1.00 at any time during the Elevated Ratio Period and (ii) there is at least one fiscal quarter between Elevated Ratio Periods during which the Consolidated Total Leverage Ratio is not in excess of 4.25 to 1.00 at any time. (b) Maintenance of Consolidated Interest Expense Ratio. Permit the Consolidated Interest Expense Ratio as of the end of any Test Period ending on or after June 30, 2024 to be less than 3.00 to 1.00. 8.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness (including any Indebtedness of any of its Subsidiaries), except: (a) (i) Indebtedness of the Borrowers under this Agreement (including Indebtedness under any Incremental Facilities incurred in compliance with subsection 2.6); and (ii) Indebtedness of the Loan Parties under the Loan Documents; (b) Indebtedness evidenced by the Existing Notes, as the same may be amended, restated or otherwise modified; (c) Indebtedness of the Company or any Subsidiary Guarantor incurred to refinance, in whole or in part, the Existing Notes and any subsequent refinancings, renewals, extensions or replacements thereof, in each case as the same may be amended, restated or otherwise modified from time to time; provided that (i) the amount of such Indebtedness is not increased except by an amount equal to the premium or other amounts paid, and fees and expenses incurred, in connection with such refinancing, refunding, renewal or extension and (ii) such Indebtedness is not secured, directly or indirectly, by any assets of Intermediate Holding (other than in respect of the 2021 Senior Secured 5-Year Notes) or any Subsidiary that is not a Subsidiary Guarantor or guaranteed by Subsidiaries that are not Subsidiary Guarantors; (d) Indebtedness of the Company or any Subsidiary Guarantor, without limitation as to amount so long as such Indebtedness is incurred at a time when the Company is in Pro Forma Compliance and no Event of Default shall exist or would occur as a result therefrom; (e) Indebtedness of the Company or any Subsidiary Guarantor secured by the Collateral (for so long as the Obligations are secured thereby and, if the Obligations are unsecured, the Indebtedness permitted by this subsection 8.2(e) shall likewise be required to be unsecured) consisting of: (i) Indebtedness of the Company or any Subsidiary Guarantor in an aggregate principal amount not to exceed the sum of (x) an amount equal to the greater of (A) $1,750,000,000 and (B) 100% of EBITDA for the most recently ended Test Period for which financial statements have been delivered pursuant to subsection 7.1(a) or (b) (the “Incremental Equivalent Fixed Amount Basket”) minus the aggregate amount of all Incremental Facilities and Incremental Increases in effect at the time of the incurrence of such Indebtedness (but solely to the extent such Incremental Facilities and/or Incremental Increases were incurred in reliance on the Incremental Fixed Amount Basket) and (y) the maximum amount of Indebtedness which may be incurred at such time without the Consolidated Senior Secured Leverage Ratio (after giving pro forma effect to such incurrence and all other transactions to be consummated in connection therewith) exceeding 3.50 to 1.00, provided, in the case of Indebtedness incurred pursuant to this clause (e)(i), that: (A) no Event of Default shall exist or will occur as a result from the incurrence of such Indebtedness (or if the proceeds of such Indebtedness are being used to finance a Limited Condition Transaction and the Company has made an LCT Election in connection therewith, subject to the provisions set forth in subsection 1.8; provided that no Specified Default shall exist or will occur as a result of the incurrence of any such Indebtedness); (B) such Indebtedness does not mature (1) with respect to any Indebtedness that is secured on a pari passu basis with the Collateral securing the Obligations, prior to the Termination Date with respect to the Term A-1 Facility or, if later, the latest Termination Date with respect to any Term Facility and any Incremental Term Facility outstanding at the time such Indebtedness is incurred and (2) with respect to any Indebtedness that is secured on a junior basis with the Collateral securing the Obligations (or, as long as the Obligations are secured by the Collateral under the Loan Documents, with respect to any unsecured Indebtedness), prior to the date that is 91 days after the Termination Date with respect to the Term A-1 Facility or, if later, the latest Termination Date with respect to any other Term Facility or any Incremental Term Facility outstanding at the time such Indebtedness is incurred (provided that, (I) at the option of the Company, this clause (B) shall not apply to any Permitted Bridge Indebtedness, (II) so long as such Indebtedness is not incurred under the 152 600231444_5600922900_2

Incremental Equivalent Fixed Amount Basket, Indebtedness of the Company or any Subsidiary Guarantor may be incurred as Inside Maturity Indebtedness[reserved], and (III) in determining the latest Termination Date in respect of any Term Facility for purposes of this clause (B), any Term Facility outstanding with a stated maturity date later than the five year anniversary of the incurrence of such Term Facility shall be disregarded); (C) the Weighted Average Life of such Indebtedness is not shorter than the Weighted Average Life of the Term A-1 Facility (or, if later and/or longer, any other Term Facility and any Incremental Term Facility) (provided that, (I) at the option of the Company this clause (C) shall not apply to any Permitted Bridge Indebtedness, (II) so long as such Indebtedness not incurred under the Incremental Equivalent Fixed Amount Basket, Indebtedness of the Company or any Subsidiary Guarantor may be incurred as Inside Maturity Indebtedness[reserved] and (III) in determining the Weighted Average Life in respect of any Incremental Term Facility for purposes of this clause (C), any Incremental Term Facility with a stated maturity date later than the five year anniversary of the incurrence of such Incremental Term Facility shall be disregarded); (D) the covenants, events of default and guarantees of any such Indebtedness, shall not be materially more restrictive to the Company, when taken as a whole, than the terms of the existing Loans, unless (1) the Lenders under the existing Loans also receive the benefit of such more restrictive terms (it being understood to the extent that any covenant is added for the benefit of any such Indebtedness, no consent shall be required from the Administrative Agent or any Lender to the extent that such covenant is also added for the benefit of any corresponding existing Loans), (2) any such provisions apply after the latest Termination Date applicable to outstanding Loans at such time, or (3) such terms shall be reasonably satisfactory to the Administrative Agent and the Company; provided that a certificate of a Responsible Officer delivered to the Administrative Agent in connection with the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such resulting Indebtedness or copies of the principal documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Company within fifteen (15) Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees); (E) such Indebtedness does not have mandatory prepayment or redemption features other than (x) amortization permitted by the foregoing clauses (B) and (C) and (y) customary asset sale, insurance and condemnation proceeds events, change of control offers and events of default no more restrictive than the terms of the existing Loans (except to the extent any such more restrictive provisions apply after the latest Termination Date existing at such time); provided, that, no such Indebtedness shall require prepayments from the Net Cash Proceeds from events triggering prepayments pursuant to 153 600231444_5600922900_2